Filed Pursuant to Rule 497(a)
File No. 333-227124
Rule 482ad

PROSPECT CAPITAL CORPORATION
$175,000,000
6.375% Convertible Notes due 2025
PRICING TERM SHEET
February 27, 2019

The following sets forth the final terms of the 6.375% Convertible Notes due 2025 and should only be read together with the preliminary prospectus supplement dated February 26, 2019, together with the accompanying prospectus dated October 31, 2018, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	Prospect Capital Corporation (the “Company”)
Security	6.375% Convertible Notes due 2025 (the “Notes”)
Aggregate Principal Amount Offered	$175,000,000 (or $201,250,000 if the underwriters’ over-allotment option to purchase up to an additional $26,250,000 principal amount of Notes is exercised in full)
Net Proceeds
$169,250,000, after deducting the fees and estimated expenses payable by the Company (or $194,712,500 if the underwriters’ over-allotment option to purchase up to an additional $26,250,000 principal amount of Notes is exercised in full)

Maturity	March 1, 2025, unless earlier converted, repurchased or redeemed
Interest Rate	6.375% per year
Interest Payment Dates
Interest will accrue from the Settlement Date (defined below) and will be payable in cash in arrears on March 1 and September 1 of each year, beginning on September 1, 2019. Upon any conversion, holders will be entitled to a cash payment representing accrued and unpaid interest to, but not including, the conversion date, unless the Notes are converted after a record date for an interest payment but prior to the corresponding interest payment date. Any such payment will be made on the settlement date applicable to the relevant conversion.

Denomination	$1,000 and integral multiples thereof
Price at Issuance	98.0%, plus accrued interest, if any, from the Settlement Date
Price to Underwriters	97.0%
The NASDAQ Global Select Market Symbol of the Company’s Common Stock	PSEC
NASDAQ Global Select Market Closing Price on February 26, 2019	$6.91
Conversion Premium	30.68%
Initial Conversion Price	Approximately $9.03 per share of the Company’s common stock, par value $0.001 per share (the “Common Stock”)
Initial Conversion Rate	110.7420 shares per $1,000 principal amount of Notes
Redemption
The Company may not redeem the Notes prior to December 1, 2024. On or after December 1, 2024, the Company may redeem the Notes for cash, in whole or from time to time in part, at the Company’s option, at a redemption price equal to the sum of (i) 100% of the principal amount of the Notes to be redeemed, (ii) accrued and unpaid interest thereon to, but excluding, the redemption date and (iii) an amount equal to the present value of the interest that would accrue on such Notes from, and including, the redemption date until the maturity date, with such present value computed using a discount rate equal to the yield to maturity of United States Treasury securities with three months of remaining maturity plus 50 basis points.

Trade Date	February 27, 2019

Settlement Date	March 1, 2019
Underwriters	Goldman Sachs & Co. LLC, Barclays Capital Inc. and RBC Capital Markets, LLC
Listing	None
CUSIP	74348TAT9
ISIN	US74248TAT97
Adjustment to Conversion Rate upon a Non-Stock Change of Control
The number of additional shares by which the conversion rate will be increased in the event of a “non-stock change of control” (as defined in the Preliminary Prospectus) will be determined by reference to the table below (subject to the limitations described below), based on the date on which the non-stock change of control occurs or becomes effective (the “effective date”) and the price (the “stock price”) paid per share of Common Stock in the non-stock change of control.

Make-Whole Table:

	Stock Price
Effective Date	$6.91	$7.00	$7.50	$8.00	$8.50	$9.00	$9.03	$9.50	$10.00	$10.50
3/1/2019	33.9758	32.3700	24.2453	17.3688	11.6388	6.9933	6.7486	3.4221	0.9790	0.0000
3/1/2020	33.9758	32.3700	24.2453	17.3688	11.6388	6.9933	6.7486	3.4221	0.9790	0.0000
3/1/2021	33.9758	32.3700	24.2453	17.3688	11.4882	6.7700	6.5238	3.2074	0.8520	0.0000
3/1/2022	33.9758	32.3700	24.1440	16.9063	10.9624	6.2567	6.0144	2.7821	0.5980	0.0000
3/1/2023	33.9758	32.3700	23.6133	16.1838	10.1400	5.4556	5.2182	2.1358	0.2650	0.0000
3/1/2024	33.9758	32.2186	22.9840	15.1463	8.7624	4.0189	3.7918	1.0905	0.0000	0.0000
3/1/2025	33.9758	32.1157	22.5913	14.2580	6.9051	0.3691	0.0000	0.0000	0.0000	0.0000

The exact stock price and effective dates may not be set forth on the table, in which case, if the stock price is:

•
between two stock price amounts on the table or the effective date is between two dates on the table, the number of additional shares will be determined by straight-line interpolation between the number of additional shares set forth for the higher and lower stock price amounts and the two dates, as applicable, based on a 360-day year;

•	in excess of $10.50 per share (subject to adjustment), no additional shares will be issued upon conversion; and

•	less than $6.91 per share (subject to adjustment), no additional shares will be issued upon conversion.
Notwithstanding the foregoing, in no event will the total number of shares of common stock issuable upon conversion, exceed 144.7178 per $1,000 principal amount of the Notes, subject to the same adjustments as the conversion rate as set forth under “Description of the Notes-Conversion Rate Adjustments” in the Preliminary Prospectus.
Use of Proceeds:
The Company estimates that the net proceeds it receives from this offering will be approximately $169,250,000 (or $194,712,500 if the underwriters exercise their over-allotment option in full), after deducting the fees and estimated offering expenses payable by the Company of $500,000.
The Company expects to use a portion of the net proceeds from the sale of the Notes to repurchase from time to time a portion of the Company’s 4.75% Senior Convertible Notes due 2020. The Company intends to use the remainder of the net proceeds from the offering to repay debt under its existing credit facility and to invest in high quality short term debt investments, and/or to make long term investments in accordance with its investment objective.

Certain Material U.S. Federal Income Tax Considerations-Original Issue Discount:

The following summary of certain U.S. federal income tax considerations supplements the discussion set forth under the heading “Supplement to Material U.S. Federal Income Tax Considerations” in the accompanying Preliminary Prospectus and is subject to the qualifications and assumptions set forth therein.

The Notes are being issued with original issue discount (“OID”) for U.S. federal income tax purposes in an amount equal to the difference between their stated principal amount and their “issue price”. Accordingly, the discussion of OID set forth under the heading “Supplement to Material U.S. Federal Income Tax Considerations” in the accompanying Preliminary Prospectus will apply to holders of the Notes. All holders are urged to consult their own tax advisors regarding the application of the OID rules to their particular circumstances. See “Supplement to Material U.S. Federal Income Tax Considerations” in the accompanying Preliminary Prospectus.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated February 26, 2019, together with an accompanying prospectus dated October 31, 2018, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company, the underwriters or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request it by calling Goldman Sachs & Co. LLC toll-free at 1-866-471-2526, Barclays Capital Inc. toll-free at 1-888-603-5847 or RBC Capital Markets, LLC toll-free at 1-866-375-6829.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.